         May 27, 2003

Rochdale Investment Trust
Supplement to Prospectus
Dated May 1, 2003

The Date of This Supplement is May 27, 2003

The Rochdale Alpha Portfolio (“Alpha”) and the Rochdale Magna Portfolio (“Magna”) are two of eight separate investment portfolios that comprise Rochdale Investment Trust (“Trust”).

Effective as of the date of this supplement, sales of shares of Alpha and Magna will be suspended and these portfolios will no longer accept purchase orders or otherwise accept new investments. These portfolios will, however, continue to process redemption orders in the manner set forth in the Trust’s Prospectus; redemption fees will not be imposed on redemption orders received from shareholders of Alpha or Magna during any period when the sales of shares of the portfolio to which the redemption order relates are suspended.

Shares of each of the other portfolios of the Trust will continue to be available for investment in accordance with Trust’s prospectus. Please refer to the Trust’s prospectus for further information about each of the other portfolios of the Trust, including fees and expenses associated with any such investment.

Investors may choose to exchange their shares of Alpha or Magna for shares of any of the other investment portfolios offered by the Trust, including Rochdale Mid/Small Growth and Rochdale Mid/Small Value Portfolios and Rochdale Large Growth and Rochdale Large Value Portfolio, whose goals, policies, and asset class exposure are similar to those of Alpha and Magna, respectively. Shareholders should be aware that redemption and exchange transactions will be treated, for tax purposes, as the sale of a security. Accordingly, you may recognize a gain or loss on your transaction. Please refer to the Trust’s prospectus for further information about redemption and exchanges.

If you have any questions, please call Rochdale at 1-800-245-9888.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is May 27, 2003